UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2011
Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona
85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
Determination of Estimated Per Share Value
     In February 2009, the Financial Industry Regulatory Authority (“FINRA”) informed broker dealers that sell shares of non-traded REITs that broker dealers may not report, in a customer account statement, an estimated value per share that is developed from data more than 18 months old. To assist broker dealers in complying with the FINRA notice, the Company’s board of directors established an estimated value of the Company’s common stock, as of July 27, 2011, of $9.35 per share. The estimated value per share will first appear on stockholder account statements for the month of July, 2011.
     Methodology
     In determining an estimated value of the Company’s shares, the board of directors considered information and analysis, including valuation materials that were provided by CBRE Capital Advisors, Inc. (“CBRE Cap”), an independent investment banking firm that specializes in providing real estate financial services, and information provided by the Company’s advisor, Cole REIT Advisors II, LLC.
     In preparing its valuation materials, CBRE Cap, among other things:
•	reviewed the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2010, including the audited financial statements contained therein, and the Company’s Quarterly Report filed on Form 10-Q for the quarter ended March 31, 2011, including the unaudited financial statements contained therein;

•	reviewed other financial and operating information requested from, or provided by, the Company;

•	reviewed and discussed with senior management of the Company the historical and anticipated future financial performance of the Company, including the review of forecasts prepared by the Company;

•	compared financial information for the Company with similar information for companies that CBRE Cap deemed to be comparable; and

•	performed such other analyses and studies, and considered such other factors, as CBRE Cap considered appropriate.
     The board primarily considered four valuation methodologies that are commonly used in the commercial real estate industry and in valuing real estate investment trusts (REITs), all of which were included in the materials provided by CBRE Cap. The following is a summary of the valuation methodologies considered.
Net Asset Value — The net asset value methodology determines the value of the Company by valuing the Company’s underlying real estate assets and its entity level assets and liabilities. The value of the underlying real estate was determined by dividing estimated individual property net operating income by estimated market capitalization rates. CBRE Cap’s materials primarily relied on proprietary research, including CBRE market and sector capitalization rate surveys, as well as comparable transaction data and management guidance, in order to determine market capitalization rates to reasonably estimate the Company’s real estate values. CBRE Cap’s materials also relied on market information obtained from the debt and capital markets, management guidance and public filings of the Company to assist in valuing other entity level assets and liabilities.

Discounted Cash Flow Analysis — The discounted cash flow analysis utilizes five-year projected cash flows reasonably likely to be generated by the Company and discounts those future cash flows using a rate that is consistent with the inherent level of risk in the business to determine a present value. CBRE Cap reviewed the Company’s advisor’s projection of future cash flows and applied a perpetuity growth rate to the projected year five cash flows to arrive at a terminal value, and then applied a risk adjusted discount rate to the annual cash flows and terminal value to calculate a present value of such cash flows of the Company.

Public Company Comparables — The public company comparables methodology utilizes a range of Funds From Operations and Adjusted Funds From Operations, trading multiples of similar publicly-traded companies and applies them to the Company’s comparable metric to estimate the value of the Company. CBRE Cap selected comparable companies based on qualitative factors such as sector focus, asset quality and tenant mix, as well as quantitative factors such as company size and leverage, and adjusted the multiples based on the Company’s relative strength or weakness compared to the comparable company for each of the factors, which resulted in a reduction of the comparable company multiples. In addition, CBRE Cap further reduced the multiples to reflect the lack of liquidity of the Company’s shares as the Company’s shares are not traded on a national securities exchange. Comparable public companies utilized in the analysis were public REITs with portfolios that were primarily retail focused and included similar asset types with similar lease structures to the Company’s real estate portfolio.

Dividend Discount Model — The dividend discount model calculates the value of the Company by discounting estimated future dividend payments by the Company’s estimated cost of capital. CBRE Cap prepared the dividend discount model by utilizing the expected future distribution payments as provided by the Company’s advisor, and reviewed by CBRE Cap, and calculated the Company’s estimated cost of capital using the risk-free, 10-year treasury rate and adding appropriate risk premiums, which included an estimate of the long-term equity risk premium measured as the performance of the S&P 500 over the applicable risk free rate, and further adjusted for any Company specific risk premium.
     The four approaches to valuation noted above each resulted in a range of values for the Company’s per share value. CBRE Cap weighted each result to determine an overall estimated range of value for the Company’s shares. Upon review of CBRE Cap’s analysis and information provided by the Company’s advisor, the board of directors established a per share price of $9.35, which is within the overall range of value provided by CBRE Cap.
     Limitations of the Estimated Share Value
     As with any valuation methodology, the methodologies considered by the board of directors, in reaching an estimate of the value of the Company’s shares, are based upon a number of estimates, assumptions, judgments and opinions that may, or may not, prove to be correct. The use of different estimates, assumptions, judgments or opinions may have resulted in significantly different estimates of the value of the Company’s shares. In addition, the board’s estimate of share value is not based on fair values of the Company’s real estate, as determined by generally accepted accounting principles, as the Company’s book value for most real estate is based on the amortized cost of the property, subject to certain adjustments.
     Furthermore, in reaching an estimate of the value of the Company’s shares, the board did not include a discount for debt that may include a prepayment obligation or a provision precluding assumption of the debt by a third party; or the costs that are likely to be incurred in connection with an appropriate exit strategy, whether that strategy might be a listing of the Company’s shares of common stock on a national securities exchange, a merger of the Company, or a sale of the Company’s portfolio.
     As a result, there can be no assurance that:
•	any stockholder will be able to realize the estimated share value, upon attempting to sell their shares;

•	the Company will be able to achieve, for its stockholders, the estimated value per share, upon a listing of the Company’s shares of common stock on a national securities exchange, a merger of the Company, or a sale of the Company’s portfolio; or

•	the estimated share value, or the methodologies relied upon by the board to estimate the share value, will be found by any regulatory authority to comply with ERISA, FINRA or any other regulatory requirements.
     Furthermore, the estimated value of the Company’s shares was calculated as of a particular point in time. The value of the Company’s shares will fluctuate over time as a result of, among other things, developments related to individual assets and responses to the real estate and capital markets. The board of directors will update the Company’s estimated value per share on a periodic basis, and in no event less frequently than every 18 months.
Distributions
     The Company’s previously disclosed daily distribution, based on 365 days in the calendar year, of $0.001712523 per share for stockholders of record as of the close of business on each day of the period, commencing on July 1, 2011 and ending on September 30, 2011 equates to an annualized return of approximately 6.25%, based on the original offering price of $10.00 per share, and an annualized return of approximately 6.68%, based on the most recent estimate of the value of the Company’s shares of $9.35 per share.
Share Price for Share Redemption Program
     As of July 27, 2011, for purposes of establishing the redemption price per share, the estimated share value is $9.35 per share. Pursuant to the Company’s share redemption program, the redemption price per share is subject to adjustment depending on the length of time the shares have been held.

Share Purchase Price for Distribution Reinvestment Plan
     Pursuant to the Distribution Reinvestment Plan (the “Plan”), distributions will be reinvested in shares of the Company’s common stock at a price equal to the most recently disclosed per share value, as determined by the Company’s board of directors. As described above, the board determined that the estimated value of the Company’s shares of common stock, as of July 27, 2011, is $9.35 per share. This will be the per share price used for the purchase of shares pursuant to the Plan, beginning August 15, 2011, until such time as the board provides a new estimate of share value.
Additional Information Regarding Engagement of CBRE Cap
     CBRE Cap’s valuation materials were addressed solely to the Company to assist it in establishing an estimated value of the Company’s common stock. CBRE Cap’s valuation materials provided to the Company do not constitute a recommendation to purchase or sell any shares of Company common stock. CBRE Cap’s valuation materials were not addressed to the public and should not be relied upon by any other person to establish an estimated value of the Company’s common stock. The estimated value of the Company’s common stock may vary depending on numerous factors that generally impact the price of securities, the financial condition of the Company and the state of the real estate industry more generally.
     In connection with its review, while CBRE Cap reviewed the information supplied or otherwise made available to it by the Company for reasonableness, CBRE Cap assumed and relied upon the accuracy and completeness of all such information and of all information supplied or otherwise made available to it by any other party, and did not undertake any duty or responsibility to verify independently any of such information. CBRE Cap has not made or obtained an independent appraisal of the individual assets or liabilities (contingent or otherwise) of the Company. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with CBRE Cap, CBRE Cap assumed that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company, and relied upon the Company to advise CBRE Cap promptly if any information previously provided became inaccurate or was required to be updated during the period of its review.
     In preparing its valuation materials, CBRE Cap did not, and was not requested to, solicit third party indications of interest for the Company in connection with possible purchases of the Company’s securities or the acquisition of all or any part of the Company.
     In conducting its investigation and analyses, CBRE Cap took into account such accepted financial and investment banking procedures and considerations as it deemed relevant, including the review of: (i) historical and projected revenues and certain operating metrics of the Company and certain publicly traded companies in businesses and industries CBRE Cap believed to be comparable to the Company; (ii) the current and projected financial position and results of operations of the Company as disclosed to CBRE Cap by the Company; (iii) a discounted cash flow analysis of the Company based on financial information of the Company provided to CBRE Cap by the Company; and (iv) CBRE Cap’s assessment of the general condition of the economy, the securities markets and the real estate industry generally.
     In performing its analyses, CBRE Cap made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond CBRE Cap’s control and the control of the Company. The analyses performed by CBRE Cap are not necessarily indicative of actual values, trading values or actual future results of the Company’s common stock that might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. The Company’s board considered other factors in establishing the estimated value of the Company’s common stock in addition to the materials prepared by CBRE Cap. Consequently, the analyses contained in the CBRE Cap materials should not be viewed as being determinative of the board’s estimate of the value of the Company’s common stock.
     CBRE Cap’s materials were necessarily based upon market, economic, financial and other circumstances and conditions existing prior to July 19, 2011, and any material change in such circumstances and conditions may have affected CBRE Cap’s analysis, but CBRE Cap does not have any obligation to update, revise or reaffirm its materials as of any date subsequent to July 19, 2011.
     For services rendered in connection with and upon the delivery of its valuation materials, the Company paid CBRE Cap a customary fee. The Company also agreed to reimburse CBRE Cap for its expenses incurred in connection with its services, and will indemnify CBRE Cap against certain liabilities arising out of its engagement. In the past two years, affiliates of CBRE Cap have performed commercial real estate services for the Company.
     CBRE Cap is actively involved in the investment banking business and regularly undertakes the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions.
Item 7.01      Regulation FD Disclosure
     On July 27, 2011, Cole Real Estate Investments sent a letter to the Company’s stockholders and to broker-dealers and financial advisors announcing the new estimated value of the Company’s common stock and other recent developments. A copy of the letter is attached as Exhibit 99.1 hereto and incorporated herein by reference.
     The information in Item 7.01 and Item 9.01 of this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section; and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.
Forward-Looking Statements
     Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. CBRE Cap relied on forward-looking information, some of which was provided by or on behalf of the Company, in preparing its valuation materials. Therefore, neither such statements or CBRE Cap’s valuation materials are intended nor serve as a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission (“SEC”). We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01      Financial Statements and Exhibits
(d) Exhibits —
99.1      Letter to Company stockholders dated July 27, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 2011	COLE CREDIT PROPERTY TRUST II, INC.

	By:	/s/ D. Kirk McAllaster, Jr.

	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President and Chief Financial Officer